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                  NICHOLAS | APPLEGATE(R) INSTITUTIONAL FUNDS

       SUPPLEMENT TO CLASS I, II, III, IV, V & R SHARES PROSPECTUSES AND
            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 30, 2004


                                 JULY 8, 2005

PLEASE REVISE THE "PORTFOLIO TEAMS" SECTION AS FOLLOWS:

Vincent Willyard assumes lead portfolio management responsibilities for the
International Small Cap Fund.   Mr. Willyard's biographical information is as
follows:

VINCENT A. WILLYARD, CFA
PORTFOLIO MANAGER. Joined firm in 2005; 10 years prior investment experience as Vice President and Portfolio Manager with Duncan-Hurst Capital Management (1/98-6/06) and Fidelity Investments as an investment analyst intern
M.B.A. - Northeastern University;
B.A. - University of California, Los Angeles;
Attended Hokkaido University, Japan